SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

April 21, 2003 (Date of earliest event reported)

R&G FINANCIAL CORPORATION (Exact name of registrant as specified in its charter)

Puerto Rico	0-22137	66-0532217

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

280 Jesús T. Piñero Ave., Hato Rey, San Juan, Puerto Rico	00918

(Address of principal executive offices)	(Zip Code)

(787) 758-2424 (Registrant’s telephone number, including area code)

Not Applicable (Former name, former address and former fiscal year, if changed since last report)

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	The following exhibit is included with this Report:

Exhibit 99.1 Press Release dated April 21, 2003.

Item 9.     Regulation FD Disclosure

     On April 21, 2003, R&G Financial Corporation announced by press release its earnings for the quarter ended March 31, 2003. A copy of the press release is attached hereto as Exhibit 99.1. The information contained in this Report on Form 8-K is furnished pursuant to Item 12.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

R&G FINANCIAL CORPORATION

	By:	/s/ Joseph R. Sandoval Joseph R. Sandoval Executive Vice President and Chief Financial Officer

Date: April 21, 2003